PALL CORPORATION
POWER OF ATTORNEY FOR
SECTION 16 AND RULE 144 REPORTING OBLIGATIONS
      Know all by these presents; that the undersigned hereby makes, constitutes and appoints each of Cathleen Colvin, Anna Costenbader, Robert
Kuhbach, Lisa McDermott, Jeff Molin, Cherita Thomas and Linda Villa, each acting individually, as the undersigned's true and lawful attorney-in-fact, with full power and authority as hereinafter described, on behalf of and in the name, place and stead of the undersigned to:
      (1)	prepare, execute in the undersigned's name and on the undersigned's behalf, and submit to the U.S. Securities and Exchange Commission (the "SEC") a
Form ID, including amendments thereto, and any other documents necessary or appropriate to obtain codes, passwords and passphrases enabling the undersigned to make electronic filings with the SEC of reports required by Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") or any rule or regulation of the SEC;
      (2)	execute for and on behalf of the undersigned, in the undersigned's capacity as an officer and/or director of Pall Corporation, a New York corporation (the "Company"), Forms 3, 4 and 5 in accordance with Section
16(a) of Exchange Act and the rules of the SEC thereunder, and Form 144 in accordance with Section 4(1) of the Securities Act of 1933 (the "Securities
Act") and Rule 144 thereunder;
      (3)	seek or obtain, as the undersigned's representative and on the undersigned's behalf, information on transactions in the Company's common stock from any third party, including brokers, employee benefit plan administrators and trustees, and the undersigned hereby authorizes any such person to release any such information to the undersigned and approves and ratifies any such release of information; and
      (4)	perform any and all other acts which in the discretion of such attorney-in-fact are necessary or desirable for and on behalf of the undersigned in connection with the foregoing.
      The undersigned acknowledges that:
      (1)	this power of attorney authorizes, but does not require, each such attorney-in-fact to act in his or her discretion on information provided to such attorney-in-fact without independent verification of such information;
      (2)	any documents prepared and/or executed by any such attorney-
in-fact on behalf of the undersigned pursuant to this power of attorney will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;
      (3)	neither the Company nor any of such attorneys-in-fact assumes
(i) any liability for the undersigned's responsibility to comply with the requirements of the Securities Act and the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii)
any obligation or liability of the undersigned for profit disgorgement as provided in Section 16(b) of the Exchange Act; and
      (4)	this power of attorney does not relieve the undersigned from responsibility for compliance with the undersigned's obligations under the
Securities Act and the Exchange Act, including without limitation the reporting requirements under Section 16(a) of the Exchange Act.
      The undersigned hereby gives and grants each of the foregoing attorneys-
in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that each such attorney-in-fact shall, for and on behalf of the undersigned, lawfully do or cause to be done by virtue of this power of attorney.
      This power of attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to each such attorney-
in-fact.
      IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this _16th_ day of _May_, 2011.
/s/ Dennis N. Longstreet
Signature
Dennis N. Longstreet
Print Name